ENVIRONMENTAL INDEMNITY

ENVIRONMENTAL INDEMNITY, is dated as of September 10, 2007 (this “Agreement”), by Pure Biofuels Del Peru S.A.C., a Peruvian corporation (“Pure Biofuels”) and Palma Industrial S.A.C., a Peruvian corporation (“Palma” and, together with Pure Biofuels, collectively, the “Indemnitors”), each having an office at Av. Canaval y Moreyra 380 of 402, San Isidro, Lima, Peru, in favor of Plainfield Special Situations Master Fund Limited, as Administrative Agent (together with any successor administrative agent, the “Administrative Agent”), having an office at 55 Railroad Avenue, Greenwich CT 06830, for the benefit of the Creditors (as defined below).

RECITALS:

WHEREAS, Pure Biofuels Corporation, the Indemnitors, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent, as Lead Arranger have entered into a Loan Agreement, dated as of the date hereof (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), providing for the making of Loans to Borrowers, all as contemplated therein (the Lenders and the Administrative Agent, are herein called the “Creditors”);

WHEREAS, it is a condition precedent to the making of Loans under the Loan Agreement that Indemnitors shall have executed and delivered to the Administrative Agent this Agreement; and

WHEREAS, the forgoing recitals are intended to form an integral part of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, Ten Dollars ($10.00) paid in hand, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor agrees as follows:

1. Definitions.

(a) The following terms shall have the meaning ascribed thereto:

“Administrative Agent” shall have the meaning provided in the first paragraph.

“Agreement” shall have the meaning provided in the first paragraph.

“Borrowers” shall have the meaning provided in the Recitals.

“Environmental Law” shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to the protection of human health from any environmental hazards, or the environment, or any Hazardous Materials, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes, and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. §9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C. §2061 et seq.); (v) the Clean Water Act (33 U.S.C. §1251 et seq.); (vi) the Clean Air Act (42 U.S.C. §7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C. §349; 42 U.S.C. §201 and §300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C. §4321); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C. 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C. §1101 et seq.).

“Hazardous Materials” shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

(i) “hazardous substances” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

(ii) “hazardous waste” and “regulated substances” as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

(iii) “hazardous materials” as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder; and

(iv) “chemical substance or mixture” as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder.

“Indemnified Parties” shall mean each Creditor, and each of its parent, subsidiaries and affiliates, each of their respective shareholders, directors, officers, employees and agents, and the successors and assigns of any of them; and “Indemnified Party” shall mean any one of the Indemnified Parties.

“Indemnitors” shall have the meaning provided in the first paragraph.

“Lender” shall mean the lenders from time to time party to the Loan Agreement.

“Loan Agreement” shall have the meaning provided in the Recitals.

“Property” shall mean all real property owned or leased by any of the Credit Parties.

“Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, discarding, burying, abandoning, or disposing into the environment.

“Threat of Release” shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

(b) Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement, unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Agreement, unless otherwise indicated.

2. Indemnity Agreement. Each of the Indemnitors covenants and agrees, on a joint and several basis and at its sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts selected by Indemnitor and reasonably acceptable to Administrative Agent) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, but subject to the provisions hereof, reasonable attorneys’, consultants’ and experts’ fees and disbursements reasonably incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party (except, as to any Indemnified Party, to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party) and arising from or out of: (A) the Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of any Property or any surrounding areas, regardless of whether or not caused by or within the control of any Credit Party or Indemnitor, first occurring prior to Administrative Agent or its nominee acquiring title to such Property by an enforcement action or otherwise; (B) the Release or Threat of Release of Hazardous Materials at any other location if the Hazardous Materials were generated, treated, stored, transported or disposed of by or on behalf of any Credit Party, (C) the material violation of any Environmental Laws relating to or affecting any Property, any Credit Party, whether or not caused by or within the control of any Credit Party or Indemnitor first occurring prior to the Administrative Agent or its nominee acquiring possession and control over or title to such Property by any enforcement action or otherwise; (D) the failure of Indemnitor to comply fully with the terms and conditions of this Agreement; (E) the violation of any Environmental Laws in connection with other real property of any Credit Party or Indemnitor or any of their respective Affiliates which gives or may give rise to any rights whatsoever in any party with respect to any Property by virtue of any Environmental Laws; or (F) the enforcement of this Agreement, including, without limitation, (i) the reasonable costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of any Property, any adjacent areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials first occurring prior to Administrative Agent or its nominee acquiring title to the affected Property by any enforcement action or otherwise on, in, under or affecting all or any portion of any Property, any adjacent areas, or any other areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of any Property, any adjacent areas, or any other areas for violations first occurring prior to Administrative Agent or its nominee acquiring title to the affected Property. Each of the Indemnitors’ obligations hereunder are separate and distinct from its obligations under the other Loan Documents, and Administrative Agent’s and the other Indemnified Parties’ rights under this Agreement shall be in addition to all rights of Creditors under the other Loan Documents. Each of the Indemnitors shall be liable for any and all losses or damages incurred by any Indemnified Party relating to the presence, Release, or Threatened Release of any Hazardous Materials on or about any Property as a result of the acts or negligent omissions of any Credit Party or Indemnitor, or any principal, officer, member or partner of any Credit Party or Indemnitor from and after the date hereof. Each of the Indemnitors shall have no obligation to indemnify, defend or hold harmless any Indemnified Party for Losses that result from such Indemnified Party’s gross negligence or willful misconduct, but nothing in this sentence shall affect such Indemnitor’s obligation to indemnify, defend or hold harmless any other Indemnified Party. If any such action or other proceeding shall be brought against any Indemnified Party, upon written notice from the Indemnitors to such Indemnified Party and the Administrative Agent (given reasonably promptly following any Indemnified Party’s notice to Indemnitor of such action or proceeding), Indemnitor shall be entitled to assume the defense thereof, at Indemnitor’s expense and with the prior written approval of the Administrative Agent, with counsel reasonably acceptable to Administrative Agent; provided, however, such Indemnified Party may, at its own expense, retain separate counsel to participate in such defense, but such participation shall not be deemed to give such Indemnified Party a right to control such defense, which right Indemnitor expressly retains. Notwithstanding the foregoing, each Indemnified Party shall have the right subject to the prior written approval of the Administrative Agent to employ separate counsel at Indemnitor’s expense if, in the reasonable opinion of legal counsel, a conflict or potential conflict exists between the Indemnified Party and Indemnitor that would make such separate representation advisable.

3. Survival. (a) This Agreement and the indemnities provided herein shall survive the repayment of the Obligations and, subject to the terms of such indemnity, shall survive the exercise of any remedies under the Loan Documents, including without limitation, any remedy in the nature of an enforcement action, and shall not merge with any assignment or conveyance given by any Credit Party to any Creditor in lieu of an enforcement action.

(b) It is agreed and intended by each of the Indemnitors and each Indemnified Party that this Agreement and the indemnities provided herein may be assigned or otherwise transferred by such Indemnified Party to its successors and assigns and to any subsequent purchaser of all or any portion of the Loans by, through or under such Indemnified Party, without notice to either Indemnitor and without any further consent of either Indemnitor. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by the Indemnitors in order to maximize the extent and effect of the indemnity given hereby.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Loan Agreement or the other Loan Documents, the obligations and liabilities of the lndemnitors hereunder shall terminate, except to the extent of any claims for such indemnity then pending five (5) years after the date on which the Loans are repaid in full and the satisfaction of all Obligations of the Credit Parties under the Loan Documents.

4. Miscellaneous. (a) No Waiver. The liabilities of Indemnitors under this Agreement shall in no way be limited or impaired by the Loan Documents. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of the Indemnitors under this Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) the accuracy or inaccuracy of the representations and warranties made by any Credit Party under any of the Loan Documents; (iii) the release of any Credit Party or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, Creditor’s voluntary act, or otherwise; (iv) the release or substitution, in whole or in part, of any security for the Obligations; or (v) any Creditor’s failure to perfect, protect, secure or insure any security interest or lien given as security for the Obligations; and, in any such case, whether with or without notice to the Indemnitors and with or without consideration.

(b) MARSHALLING. EACH OF THE INDEMNITORS WAIVES ANY RIGHT OR CLAIM OF RIGHT TO CAUSE A MARSHALLING OF ANY CREDIT PARTY’S ASSETS OR TO CAUSE ANY CREDITOR TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOANS BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST SUCH INDEMNITOR, ANY CREDIT PARTY OR TO PROCEED AGAINST INDEMNITOR OR ANY CREDIT PARTY IN ANY PARTICULAR ORDER. EACH OF THE INDEMNITORS AGREES THAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE AND PAYABLE TEN (10) DAYS AFTER DEMAND. INDEMNITOR EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND REMEDIES (INCLUDING ANY RIGHTS OF SUBROGATION) ACCORDED BY APPLICABLE LAW TO INDEMNITOR.

(c) Joint and Several Obligation. Each of the Indemnitors shall be jointly and severally liable to perform the obligations of Indemnitor hereunder. Any one or more Credit Parties or one or more parties constituting Indemnitor or any other Person liable upon or in respect of this Agreement or the Obligations may be released without affecting the liability of any Person not so released.

(d) Further Assurances. The Indemnitors shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Administrative Agent all documents, and take all actions, reasonably required by Administrative Agent from time to time to confirm the rights created or now or hereafter intended to be created under this Agreement, to protect and further the validity and enforceability of this Agreement or otherwise carry out the purposes of this Agreement.

(e) Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telex or telecopier) and mailed, telexed, telecopied or delivered: in the case of the Indemnitors, at its address set forth opposite its signature page below; if to any Lender, at its address specified on Schedule 2 of the Loan Agreement, and if to the Administrative Agent, at the Notice Office. All such notices and communications shall, when mailed, telexed or telecopied, or sent by overnight courier, be effective (x) three (3) Business Days after deposited in the mails, (y) one (1) Business Day after delivered to a recognized overnight courier, as the case may be, or (z) when sent by telex or telecopier, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

(f) Entire Agreement. This Agreement constitutes the entire and final agreement between the Indemnitors and Indemnified Parties with respect to the subject matter hereof and may only be changed, amended, modified or waived by an instrument in writing signed by Indemnitor and Administrative Agent.

(g) No Waiver. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No delay on the part of any Indemnified Party in exercising any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver of any privilege, power or right hereunder.

(h) Successors and Assigns. This Agreement shall be binding upon each of the Indemnitors and its successors and assigns and shall inure to the benefit of each Indemnified Party, and their respective successors and permitted assigns. The Indemnitors, without the prior written consent of Administrative Agent in each instance, may assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof, provided that such assignment shall not release Indemnitor of its obligations hereunder.

(i) Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(j) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Indemnitor and the Administrative Agent.

(k) Severability. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

(l) Statute of Limitations. Indemnitor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.

5. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.
        (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND THE UNDERSIGNED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES ACKNOWLEDGE THAT NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE UNDERLYING TRANSACTIONS RELATED TO THIS AGREEMENT AND TO THE PARTIES INVOLVED.

(b) ANY LEGAL ACTION OR PROCEEDING AGAINST EITHER INDEMNITOR, ANY LENDER OR THE ADMINISTRATIVE AGENT WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY AT THE ADMINISTRATIVE AGENT’S OPTION BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE INDEMNITORS HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE INDEMNITORS HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. EACH OF THE INDEMNITORS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH INDEMNITOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. EACH OF THE INDEMNITORS HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY CREDITOR OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH OF THE INDEMNITOSR AND/OR ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

(c) EACH OF THE INDEMNITORS HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d) EACH OF THE CREDITORS AND INDEMNITORS TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

6. Counterclaims and other Actions. Each of the Indemnitors hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by any Indemnified Party on this Agreement, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

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IN WITNESS WHEREOF, Indemnitor has executed and delivered this Agreement as of the day and year first written above.

PURE BIOFUELS DEL PERU S.A.C.

By: /s/ Luis Goyzueta
Title: Authorized Signatory

PALMA INDUSTRIAL S.A.C.

By: /s/ Gonzalo Campos
Title: General Manager